                                                                EXHIBIT 10.24(e)

                     FOURTH AMENDMENT TO CREDIT AGREEMENT



  THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is entered into
                                                   ---------
as of January 26, 1998, among Advanced Micro Devices, Inc., a Delaware corporation (the "Company"), the "Banks" party to the Credit Agreement
                  -------
(collectively, the "Banks"), ABN AMRO Bank N.V., as Syndication Agent for the
                    -----
Banks (the "Syndication Agent"), Canadian Imperial Bank of Commerce, as
            -----------------
Documentation Agent for the Banks (the "Documentation Agent"), and Bank of
                                        -------------------
America National Trust and Savings Association, as Administrative Agent for the Banks (the "Agent").
            -----

        WHEREAS, the Company, the Banks, the Syndication Agent, the Documentation Agent and the Agent are parties to a Credit Agreement dated as of July 19, 1996, as amended by a First Amendment to Credit Agreement dated as of August 7, 1996, a Second Amendment to Credit Agreement dated as of September 9, 1996 and a Third Amendment to Credit Agreement dated as of October 1, 1997 (as so amended, the "Credit Agreement");
                 -----------------

        WHEREAS, the Company has requested that the Majority Banks agree to certain amendments to the Credit Agreement;

        WHEREAS, the Majority Banks have agreed to such request, subject to the terms and conditions hereof;

        NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

          1.   Definitions; Interpretation.
               ---------------------------

               (a) Terms Defined in Credit Agreement. All capitalized terms used
                   ---------------------------------
in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

               (b) Interpretation. The rules of interpretation set forth in
                   --------------
Section 1.02 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.


          2.   Amendments to the Credit Agreement.
               ----------------------------------

               (a) Amendments. The Credit Agreement is hereby amended as
                   ----------
follows: Subsection 7.04(f) of the Credit Agreement is hereby amended by (i) deleting therefrom the text "$175,000,000 funded in fiscal 1998," and substituting therefor the text "$190,000,000 funded in fiscal 1998," (ii) deleting therefrom the text "$175,000,000 funded in fiscal 1999," and substituting therefor the text "$190,000,000 funded in fiscal 1999," and
(iii) deleting "$400,000,000" from the proviso thereof and substituting therefor "$470,000,000".

               (b) References Within Credit Agreement. Each reference in the
                   ----------------------------------
Credit Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Credit Agreement as amended by this Amendment.


        3.  Representations and Warranties.  The Company hereby represents and
            ------------------------------
warrants to the Agent, the Syndication Agent, the Documentation Agent and the Banks as follows:

            a. No Default or Event of Default has occurred and is continuing.

            b. The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

            c. This Amendment and the Loan Documents, as amended by this Amendment, constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, without defense, counterclaim or offset.


        4. Amendment Effective Date. This Amendment will become effective on January 26, 1998, provided that the Agent has received from each of the Company
                  --------
and the Majority Banks an executed counterpart of this Amendment.


        5.   Miscellaneous.
             -------------

             (a) Credit Agreement Otherwise Not Affected. Except as expressly
                 ---------------------------------------
amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Banks', the Agent's, the Syndication Agent's and the Documentation Agent's execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

              (b) No Reliance. The Company hereby acknowledges and confirms to
                  -----------
the Agent, the Syndication Agent, the Documentation Agent and the Banks that the Company is executing this Amendment on the basis of its own investigations and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of the Agent, the Syndication Agent, the Documentation Agent, any Bank or any other Person.

              (c) Amendments and Waivers. The provisions of this Amendment may
                  ----------------------
only be amended or waived, and any consent with respect to any departure by the Company therefrom may only be granted, in accordance with the terms of Section
10.01 of the Credit Agreement.

              (d) Costs and Expenses. The Company shall, whether or not the
                  ------------------
amendments contemplated hereby shall become effective, pay or reimburse the Agent, within five Business Days after demand, for all costs and expenses incurred by the Agent in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to, this Amendment and the consummation of the transactions contemplated hereby and thereby, including the Attorney Costs incurred by the Agent with respect thereto.

              (e) Successors and Assigns. The provisions of this Amendment shall
                  ----------------------
be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

              (f) Counterparts. This Amendment may be executed by one or more of
                  ------------
the parties to this Amendment in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. The parties hereto agree that the Agent may accept and rely on facsimile transmissions of executed signature pages of this Amendment.

              (g) Severability. The illegality or unenforceability of any
                  ------------
provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

              (h) No Third Parties Benefited. This Amendment is made and entered
                  --------------------------
into for the sole protection and legal benefit of the Company, the Syndication Agent, the Documentation Agent, the Banks and the Agent, and their successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment. Each of the Agent, the Syndication Agent, the Documentation Agent and the Banks shall not have any obligation to any Person not a party to this Amendment.

              (i) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
                  -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

              (j) Entire Agreement. This Amendment embodies the entire agreement
                  ----------------
and understanding among the Company, the Banks, the Syndication Agent, the Documentation Agent and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

              (k) Interpretation. This Amendment is the result of negotiations
                  --------------
between and has been reviewed by counsel to the Agent, the Company and other parties, and is the product of all parties hereto. Accordingly, this Amendment shall not be construed against the Banks, the Syndication Agent, the Documentation Agent or the Agent merely because of the Agent's or such other Person's involvement in the preparation of such documents and agreements.



                           [SIGNATURE PAGES FOLLOW.]

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in San Francisco, California, by their proper and duly authorized officers as of the day and year first above written.


                             THE COMPANY
                             -----------


                             ADVANCED MICRO DEVICES, INC.


                             By: /s/ Marvin D. Burkett
                                ---------------------------------------------
                                Marvin D. Burkett

                             Title: Senior Vice President, Chief Financial
                                    and Administrative Officer and Treasurer
                                   ------------------------------------------


                             THE AGENT
                             ---------



                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION, as
                             Administrative Agent

                             By: /s/ Wendy M. Young
                                --------------------------------------------
                                 Wendy M. Young


                             Title: Vice President
                                   -----------------------------------------



                             THE SYNDICATION AGENT
                             ---------------------

                             ABN AMRO BANK N.V., as Syndication Agent



                             By: ABN AMRO NORTH AMERICA, INC.,
                                 its agent



                             By: /s/ Thomas R. Wagner
                                --------------------------------------------
                                 Thomas R. Wagner

                             Title: Group Vice President
                                   -----------------------------------------


                             By: /s/ Bruce W. Swords
                                --------------------------------------------
                                 Bruce W. Swords

                             Title:  Vice President
                                   -----------------------------------------

                             THE DOCUMENTATION AGENT
                             -----------------------



                             CANADIAN IMPERIAL BANK OF COMMERCE,
                             as Documentation Agent



                             By: /s/ Timothy Doyle
                                --------------------------------------------
                                 Timothy Doyle

                             Title: Managing Director
                                   -----------------------------------------
                                    CIBC Oppenheimer Corp. AS AGENT


                             THE BANKS
                             ---------


                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION, as a Bank


                             By: /s/ Kevin McMahon
                                --------------------------------------------
                                 Kevin McMahon

                             Title: Managing Director
                                   -----------------------------------------


                             ABN AMRO BANK N.V., as a Bank



                             By: ABN AMRO NORTH AMERICA, INC.,
                                 its agent


                             By: /s/ Thomas R. Wagner
                                --------------------------------------------
                                 Thomas R. Wagner

                             Title: Group Vice President
                                   -----------------------------------------

                             By: /s/ Bruce W. Swords
                                --------------------------------------------
                                 Bruce W. Swords

                             Title: Vice President
                                   -----------------------------------------


                             CANADIAN IMPERIAL BANK OF
                             COMMERCE, as a Bank


                             By: /s/ Timothy Doyle
                                --------------------------------------------
                                 Timothy Doyle

                             Title: Managing Director
                                    CIBC Oppenheimer Corp. AS AGENT
                                   -----------------------------------------

                             BANKBOSTON, N.A.



                             By: illegible signature
                                --------------------------------------------


                             Title: Director
                                   -----------------------------------------


                             THE BANK OF NOVA SCOTIA


                             By: /s/ illegible
                                --------------------------------------------


                             Title: Relationship Manager
                                   -----------------------------------------



                             BANQUE PARIBAS


                             By: /s/ N. Meyer
                                --------------------------------------------
                                 N. Meyer

                             Title: Vice President
                                   -----------------------------------------


                             By: /s/ Lee S. Buckner
                                --------------------------------------------
                                 Lee S. Buckner

                             Title: Managing Director
                                   -----------------------------------------



                             THE DAI-ICHI KANGYO BANK, LTD.



                             By: /s/ Takuo Yoshida
                                --------------------------------------------
                                 Takuo Yoshida

                             Title: General Manager & Agent
                                   -----------------------------------------


                             FLEET NATIONAL BANK


                             By: /s/ illegible signature
                                --------------------------------------------


                             Title: Senior Relationship Manager, VP
                                   -----------------------------------------







                             THE INDUSTRIAL BANK OF JAPAN, LIMITED


                             By: /s/ Haruhiko Masuda
                                --------------------------------------------
                                 Haruhiko Masuda

                             Title: Deputy General Manager
                                   -----------------------------------------

                             KEYBANK NATIONAL ASSOCIATION


                             By: /s/ Mary K. Young
                                --------------------------------------------
                                 Mary K. Young

                             Title: Commercial Banking Officer
                                   -----------------------------------------


                             THE LONG-TERM CREDIT BANK OF
                             JAPAN, LIMITED


                             By: /s/ illegible signature
                                --------------------------------------------


                             Title: Deputy General Manager
                                   -----------------------------------------



                             THE MITSUBISHI TRUST AND BANKING
                             CORPORATION


                             By: /s/ Yasushi Satomi
                                --------------------------------------------
                                 Yasushi Satomi

                             Title: Senior Vice President
                                   -----------------------------------------


                             ROYAL BANK OF CANADA


                             By: /s/ Michael A. Cole
                                --------------------------------------------
                                 Michael A. Cole

                             Title: Manager
                                   -----------------------------------------



                             THE SAKURA BANK LIMITED, SAN
                             FRANCISCO AGENCY


                             By: /s/ Takao Nakajima
                                --------------------------------------------
                                 Takao Nakajima

                             Title: Assistant General Manager
                                   -----------------------------------------



                             THE SUMITOMO TRUST AND BANKING
                             COMPANY, LIMITED


                             By: /s/ illegible signature
                                --------------------------------------------


                             Title:
                                   -----------------------------------------

                             UNION BANK OF CALIFORNIA, N.A.



                             By: /s/ Wade Schlueter
                                --------------------------------------------
                                 Wade Schlueter

                             Title: Vice President
                                   -----------------------------------------